EXHIBIT 10.14(a)
- ----------------

FEDERAL COMMUNICATIONS
COMMISSION
WASHINGTON, D.C. 20554
- ------------------
OFFICIAL BUSINESS
PENALTY FOR PRIVATE USE $300

[POSTAGE STAMP]

POSTAGE AND FEES PAID
FEDERAL COMMUNICATIONS
COMMISSION
FCC 615

ROY H. PARK B/C OF WASHINGTON, INC.
KEZX   AM STATION
    2615 4th Avenue, Ste 150
SEATTLE, WA  98121


THIS IS TO NOTIFY YOU OF ACCEPTANCE FOR FILING OF APPLICATION BR -941003UB RECEIVED ON 10/03/94 FOR RENEWAL OF LICENSE

FREQUENCY: 1150KHZ

LOCATION:  SEATTLE, WA

OPERATION BEYOND THE LICENSE EXPIRATION DATE IS AUTHORIZED PENDING FINAL DETERMINATION ON YOUR APPLICATION.

POST THIS CARD WITH YOUR LICENSE.


FCC 372 (7/87) NOTIFICATION